Retirement plan	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
Retirement plan
Note 15.	Retirement plan

The Company has a defined contribution 401(k) retirement plan (the “401(k) Plan”), which covers union and non-union employees, to provide retirement benefits for all eligible employees. Employees, who are over 18 years of age and have completed 90 days of services, are eligible to participate in the 401(k) Plan. The 401(k) Plan allows eligible employees to make salary-deferred contributions up to 75% of their pre-tax annual compensation, as defined in the 401(k) Plan, as long as the total contributed does not exceed the maximum annual amount under the Internal Revenue Code. Long-term part-time employees may be eligible to make payroll contributions to the 401(k) Plan if such long-term part-time employees work at least 500 hours but less than 1,000 hours during three consecutive 12-month periods. However, Long-term part-time employees may not be eligible for the employer contributions.

Union Employees - The 401(k) Plan has a profit-sharing feature that the Company makes an annual contribution of 2.5% of the employee’s eligible gross compensation each year from 2019 through 2025 based on the Summary of Benefits and Coverage document. Company contributions vest 100% upon the completion of the first year of service.

Non-Union Employees - The Company makes a semi-monthly Safe Harbor contribution of 100% of the employees’ contribution for that pay period for the first 3% and 50% of the remaining 2%, up to a maximum of 5% of the employee’s eligible gross compensation for that pay period. Company’s Safe Harbor contributions vest 100% immediately.

The Company’s employer portion of contributions for the years ended December 31, 2025 and 2024 were $0.2 million and $0.2 million, respectively.